Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of CuraGen Corporation (the “Company”) for the period ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Timothy M. Shannon, M.D., President and Chief Executive Officer of the Company, and Sean A. Cassidy, Vice President and Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ TIMOTHY M. SHANNON, M.D.
Dated: March 11, 2008	Timothy M. Shannon, M.D. President and Chief Executive Officer

/s/ SEAN A. CASSIDY
Dated: March 11, 2008	Sean A. Cassidy Vice President and Chief Financial Officer